Exhibit 99.2

VERAWANG
ARGENT
ORLEBAR BROWN

Q1 2024

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

REALTY TRUST

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

Table of Contents		Supplemental Report – March 31, 2024

Section I – First Quarter 2024 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	29
Market Capitalization	4	Core Top Tenants	33
Operating Statements		Core Lease Expirations	34
Consolidated Statements of Operations	5	Core New and Renewal Rent Spreads	35
Statements of Operations - Pro-rata Adjustments	7	Core Capital Expenditures	36
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations ("AFFO")	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	37
Fee Income	14	Fund Properties	39
Structured Financing	15	Fund Lease Expirations	42
		Development and Redevelopment Activity	43
Other Information
Transactional Activity	16
2024 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	23	Important Notes	44
Detail	24
Maturities	26
Interest Rate Summary	28

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – March 31, 2024		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Stuart Seeley	Symbol AKR
	Suite 300	Senior Managing Director of Strategy & Public Markets
Rye, NY 10580
Jennifer Han
Director, Reporting & Investor Relations

(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Jeff Spector - (646) 855-1363	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	jeff.spector@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – March 31, 2024	(Including pro-rata share of Fund debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	103,156			Balance at 12/31/2023	95,362	5,345	100,707
Common Operating Partnership ("OP") Units	4,967			Vesting RS and LTIPs	9	417	426
Combined Common Shares and OP Units	108,123			OP Conversions	795	(795)	—
				Issuance of Shares	6,987	—	6,987
Share Price at March 31, 2024	$17.01			Other	3	—	3
				Balance at 3/31/2024	103,156	4,967	108,123	102,128	102,128	111,051	111,051
Equity Capitalization - Common Shares and OP Units	$1,839,172
Preferred OP Units [2]	7,891
Total Equity Capitalization	1,847,063	58%	58%

Debt Capitalization
Consolidated debt [3]	1,734,463
Adjustment to reflect pro-rata share of debt	(405,812)
Total Debt Capitalization	1,328,651	42%	42%

Total Market Capitalization	$3,175,714	100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $11,909 and pro-rata share of Funds cash of $3,809 for $15,718 of total cash netted against debt.
2.
Represents 188 Series A and 126,384 Series C Preferred OP Units convertible into 25,067 and 438,831 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $10,784 of unamortized premium and unamortized loan costs.

4

Consolidated Statements of Operations
Supplemental Report – March 31, 2024	(in thousands)

March 31, 2024 [1]
Quarter
Revenues
Rental income	$86,037
Other	5,319
Total revenues	91,356
Expenses
Depreciation and amortization	34,940
General and administrative	9,768
Real estate taxes	12,346
Property operating	19,096
Total expenses	76,150

Loss related to a previously disposed property	(1,198)
Operating income	14,008
Equity in losses of unconsolidated affiliates	(312)
Interest income	5,238
Realized and unrealized holding losses on investments and other	(2,051)
Interest expense	(23,709)
Loss from continuing operations before income taxes	(6,826)
Income tax provision	(31)
Net loss	(6,857)
Net loss attributable to redeemable noncontrolling interests	2,554
Net loss attributable to noncontrolling interests	7,572
Net income attributable to Acadia	$3,269

March 31, 2024 [1]
Quarter
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$85,782
Straight-line rent income	129
Above/below-market rent income	1,325
Asset and property management fees	185
Development, construction, leasing and legal fees	66
Other income	3,869
Consolidated Total Revenues	$91,356

Reconciliation of Operating Expenses to Consolidated GAAP Expenses
Property operating - CAM and Other	$15,725
Other property operating (Non-CAM)	3,219
Asset and property management expense	152
Consolidated Total Operating Expenses	$19,096

Consolidated Statements of Operations - Detail
Supplemental Report – March 31, 2024	(in thousands)

March 31, 2024 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter
REVENUES
Minimum rents	$66,532
Percentage rents	685
Expense reimbursements - CAM	8,896
Expense reimbursements - Taxes	8,483
Other property income	1,186
Total Revenues	85,782

EXPENSES
Property operating - CAM	14,759
Other property operating (Non-CAM)	3,219
Real estate taxes	12,346
Asset and property management expense	152
Total Expenses	30,476

NET OPERATING INCOME - PROPERTIES	55,306

OTHER INCOME (EXPENSE)
Interest income	5,238
Straight-line rent income	129
Above/below-market rent income	1,325
Interest expense [2]	(21,433)
Amortization of finance costs	(1,766)
Above/below-market interest income	12
Finance lease interest expense	(522)
Other income	2,867
CORE PORTFOLIO AND FUND INCOME	41,156

FEE AND OTHER INCOME [3]
Asset and property management fees	185
Development, construction, leasing and legal fees	66
Total Fund Fee Income	251

Net promote and other transactional income	—
Total Fund Fee Income, Net Promote and Other Transactional Income	251

Realized gains on marketable securities, net	3,994
Less: previously recognized unrealized gains on marketable securities sold	(3,994)
Unrealized losses on marketable securities	(2,015)
Income tax provision	(31)
Total Fee and Other Loss	(1,795)

General and Administrative	(9,768)

Depreciation and amortization	(34,849)
Non-real estate depreciation and amortization	(91)
Loss related to a previously disposed property	(1,198)
(Loss) gain before equity in earnings and noncontrolling interests	(6,545)

Equity in losses of unconsolidated affiliates	(312)
Noncontrolling interests (including redeemable noncontrolling interests)	10,126

NET INCOME ATTRIBUTABLE TO ACADIA	$3,269

Statements of Operations – Pro-Rata Adjustments
Supplemental Report – March 31, 2024	(in thousands)

	Quarter Ended March 31, 2024
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(28,944)	$14,697
Percentage rents	(190)	110
Expense reimbursements - CAM	(4,286)	1,885
Expense reimbursements - Taxes	(3,414)	2,122
Other property income	(337)	68
Total Revenues	(37,171)	18,882

EXPENSES
Property operating - CAM	(6,847)	2,411
Other property operating (Non-CAM)	(891)	300
Real estate taxes	(4,669)	3,132
Asset and property management expense	(435)	584
Total Expenses	(12,842)	6,427
NET OPERATING INCOME - PROPERTIES	(24,329)	12,455

OTHER INCOME (EXPENSE)
Interest income	(47)	7
Straight-line rent income	(337)	404
Above/below-market rent income (expense)	(644)	494
Interest expense	12,331	(4,739)
Amortization of finance costs	1,017	(347)
Above/below-market interest income	—	31
Finance lease interest expense	340	(100)
Other income (expense)	(238)	29
CORE PORTFOLIO AND FUND INCOME	(11,907)	8,234

FEE AND OTHER INCOME [3]
Asset and property management fees	2,695	141
Development, construction, leasing and legal fees	1,786	65
Total Fund Fee Income	4,481	206

Net promote and other transactional income	—	—
Total Fund Fee Income, Net Promote and Other Transactional Income	4,481	206

Realized gains on marketable securities, net	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—
Unrealized gains on marketable securities	—	—
Income tax provision	(17)	(6)
Total Fee and Other Loss	4,464	200

General and Administrative	579	(238)
Depreciation and amortization	16,270	(8,508)
Loss related to a previously disposed property	923	—
(Loss) gain before equity in earnings and noncontrolling interests	10,329	(312)

Equity in losses of unconsolidated affiliates	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(203)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$10,126	$(312)

7

Balance Sheet
Supplemental Report – March 31, 2024	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$871,084	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,137,273	Core	$67,698
Tenant improvements	264,548	Fund III	28,896
Construction in progress	22,884	Total	$96,594
Right-of-use assets - finance leases	58,637
	4,354,426
Less: Accumulated depreciation and amortization	(854,731)
Operating real estate, net	3,499,695
Real estate under development	96,594	Summary of other assets, net:
Net investments in real estate	3,596,289	Deferred charges, net	$30,617
Notes receivable, net ($1,416 of allowance for credit losses)	118,877	Accrued interest receivable	27,004
Investments in and advances to unconsolidated affiliates	198,702	Due from seller	2,389
Lease intangibles, net	93,679	Prepaid expenses	12,802
Other assets, net	119,020	Other receivables	2,121
Right-of-use assets - operating leases, net	28,348	Income taxes receivable	1,839
Cash and cash equivalents	18,795	Corporate assets, net	833
Restricted cash	8,119	Deposits	574
Marketable securities	27,274	Derivative financial instruments	40,841
Straight-line rents receivable, net	37,537	Total	$119,020
Rents receivable, net	13,995
Assets of properties held for sale	11,147
Total assets	$4,271,782

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgage and other notes payable, net	962,468
Unsecured notes payable, net	646,524	Summary of accounts payable and other liabilities:
Unsecured line of credit	114,687	Lease liability - finance leases, net	$32,696
Accounts payable and other liabilities	145,980	Accounts payable and accrued expenses	58,163
Lease liability - operating leases	30,620	Deferred income	36,248
Dividends and distributions payable	19,978	Tenant security deposits, escrow and other	14,181
Lease intangibles, net	72,136	Derivative financial instruments	4,692
Distributions in excess of income from, and investments in, unconsolidated affiliates	7,858	Total	$145,980
Total liabilities	2,000,251
Commitments and contingencies
Redeemable noncontrolling interests	45,462
Shareholders' Equity
Common shares	103
Additional paid-in capital	2,078,295
Accumulated other comprehensive income	46,942
Distributions in excess of accumulated earnings	(364,440)
Total Acadia shareholders’ equity	1,760,900
Noncontrolling interests	465,169
Total equity	2,226,069
Total liabilities, redeemable noncontrolling interests, and equity	$4,271,782

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2024	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(203,959)	$69,033
Buildings and improvements	(811,124)	268,210
Tenant improvements	(55,912)	20,809
Construction in progress	(5,228)	1,670
Right-of-use assets - finance leases	(22,571)	22,198
	(1,098,794)	381,920
Less: Accumulated depreciation and amortization	145,906	(77,423)
Operating real estate, net	(952,888)	304,497
Real estate under development	(21,805)	(16)
Net investments in real estate	(974,693)	304,481
Notes receivable, net ($1,416 of allowance for credit losses)	66,046	—
Investments in and advances to unconsolidated affiliates	(72,056)	(122,288)
Lease intangibles, net	(41,520)	7,061
Other assets, net	13,331	8,067
Right-of-use assets - operating leases, net	(1,600)	—
Cash and cash equivalents	(9,856)	6,779
Restricted cash	(4,329)	2,020
Marketable securities	—	—
Straight-line rents receivable, net	(9,114)	5,492
Rents receivable, net	(4,745)	1,936
Assets of properties held for sale	(8,591)	—
Total assets	$(1,047,127)	$213,548

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(572,729)	$185,695
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(32,172)	21,784
Lease intangibles, net	(31,518)	5,718
Lease liability - operating leases	(1,674)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(20,907)	8,026
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(7,679)
Total liabilities	(659,000)	213,548
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(388,127)	—
Total equity	(388,127)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,047,127)	$213,548

9

Notes to Income Statements, Balance Sheet and Pro-rata Adjustments[7]
Supplemental Report – March 31, 2024	(in thousands)

__________

Notes to income statements, balance sheet and pro-rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $1.6 million for the three months ended March 31, 2024.
3.
Refer to Fee Income by Fund page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.2 million for the three months ended March 31, 2024.
7.
The Company currently has controlling ownership interests in Funds II, III, IV & V and Mervyns II, as well as controlling interests in non-wholly owned partnerships, which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – March 31, 2024	(in thousands, except per share amounts)

	Quarter Ended	Quarter Ended
	March 31, 2024	March 31, 2023
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$3,269	$13,360
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	27,087	26,444
Loss on disposition on real estate properties (net of noncontrolling interest share)	275	—
Income attributable to noncontrolling interests' share in Operating Partnership	326	917
FFO to Common Shareholders and Common OP Unit holders - Diluted	$30,957	$40,721

Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	(66)
Realized gain	3,994	—
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$36,966	$40,655

Adjusted Funds from operations ("AFFO"):
FFO	$30,957	$40,721
Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	(66)
Realized gain	3,994	—
Straight-line rent, net	(196)	(193)
Above/below-market rent	(1,175)	(2,087)
Amortization of finance costs	1,096	1,085
Above/below-market interest	(43)	(47)
Non-real estate depreciation	91	87
Stock-based compensation	3,938	3,776
Leasing commissions	(560)	(1,507)
Tenant improvements	(1,212)	(4,805)
Maintenance capital expenditures	(1,640)	(690)
AFFO to Common Shareholders and Common OP Unit holders	$37,265	$36,274

Total weighted-average diluted shares and OP Units	111,051	102,539

Diluted FFO per Common share and OP Unit:
FFO	$0.28	$0.40

FFO before Special Items	$0.33	$0.40

__________

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

EBITDA
Supplemental Report – March 31, 2024	(in thousands)

	Quarter Ended March 31, 2024			Quarter Ended March 31, 2023
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$7,669	$(4,400)	$3,269	$5,160	$8,200	$13,360

Adjustments:
Depreciation and amortization	20,344	6,834	27,178	20,043	6,488	26,531
Interest expense	9,452	4,389	13,841	11,653	3,506	15,159
Amortization of finance costs	624	472	1,096	681	404	1,085
Above/below-market interest	(43)	—	(43)	(47)	—	(47)
Loss on disposition of properties	—	275	275	—	—	—
Unrealized holding loss (gain) on investment in Albertsons and other	2,015	—	2,015	(66)	—	(66)
Realized gain	3,994	—	3,994	—	—	—
Provision for income taxes	52	2	54	22	17	39
Noncontrolling interest - OP	203	—	203	794	—	794
EBITDA	$44,310	$7,572	$51,882	$38,240	$18,615	$56,855

Adjusted EBITDA:

EBITDA	$44,310	$7,572	$51,882	$38,240	$18,615	$56,855
Stock based compensation	3,938	—	3,938	3,776	—	3,776
Adjusted EBITDA	$48,248	$7,572	$55,820	$42,016	$18,615	$60,631

Core EBITDA excluding realized gains	$40,316			$38,240

Core Portfolio – Same Property Performance [1]
Supplemental Report – March 31, 2024	(in thousands)

	Quarter Ended		Change
	March 31, 2024	March 31, 2023	Favorable/ (Unfavorable)

Summary
Minimum rents	$35,870	$33,851	6.0%
Expense reimbursements	9,069	8,691	4.3%
Other property income	1,204	1,240	(2.9)%

Total Revenue	46,143	43,782	5.4%

Expenses
Property operating - CAM & Real estate taxes	12,654	11,890	(6.4)%
Other property operating (Non-CAM)	1,461	1,577	7.4%

Total Expenses	14,115	13,467	(4.8)%

Same Property NOI - Core properties	$32,028	$30,315	5.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,926	5,900
Core NOI	$35,954	$36,215

Other same property information
Physical Occupancy at the end of the period	91.8%	92.8%
Leased Occupancy at the end of the period	94.4%	94.6%

__________

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.

Fee Income by Fund [1]
Supplemental Report – March 31, 2024	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Quarter Ended March 31, 2024
Asset and property management fees	$75	$21	$865	$1,904	$156	$3,021
Transactional fees	119	15	283	1,447	53	1,917
Total fees	$194	$36	$1,148	$3,351	$209	$4,938

__________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.

Structured Financing Portfolio
Supplemental Report – March 31, 2024	(in thousands)

	December 31, 2023			Quarter Ended March 31, 2024					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates [3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept-24

Other notes[2]	133,167	32,279	165,446	66	(6,000)	127,233	36,165	163,398	11.63%	11.74%	Sep-24 to Dec-27

Total Core notes receivable	$192,968	$36,088	$229,056	$66	$(6,000)	$187,034	$39,974	$227,008	9.83%	10.03%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$187,034
Allowance for credit loss						(2,111)
Total pro-rata Notes Receivable						$184,923

________

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at March 31, 2024.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.

Transactional Activity
Supplemental Report – March 31, 2024	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

DISPOSITIONS

Fund IV:
2207 & 2208-2216 Fillmore	San Francisco, CA	April 3, 2024	14,060	90.00%	12,654	2,926

			$14,060		$12,654	$2,926

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2024 Guidance
Supplemental Report – March 31, 2024	(in millions, except per share amounts)

The Company reaffirmed 2024 guidance for FFO Before Special Items.

	2024 Guidance
	As of 3/31/2024	As of 12/31/2023

Net earnings per share attributable to Acadia	$0.07-$0.13	$0.09-$0.15
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	1.01	1.01
Noncontrolling interest in Operating Partnership	0.01	0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.09-$1.15	$1.11-$1.17
Net unrealized holding loss [1,2]	0.02	—
Realized gains and promotes[2]	0.13-0.15	0.13-0.15
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.24-$1.32	$1.24-$1.32

________

1.
This represents the unrealized mark-to-market holding loss related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the three months ended March 31, 2024. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its 2024 guidance assumptions.
2.
It is the Company’s policy to exclude unrealized gains and losses from FFO Before Special Items and to include and provide guidance for any anticipated realized gains related to the Company’s investment in Albertsons within FFO Before Special Items. The Company realized investment gains of $4.0 million on 175,000 shares for the three months ended March 31, 2024.

Net Asset Valuation Information
Supplemental Report – March 31, 2024	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Total

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$35,954	N/A5	$108	$872	$5,007	$41,941
Less:
Net operating (income) loss from properties sold or assets held for sale	—	N/A5	(5)	4	—	(1)
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(3,908)	N/A 5	(103)	(186)	—	(4,197)
Net Operating Income of stabilized assets	$32,046	N/A 5	$—	$690	$5,007	$37,743

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [5]	$—	$—	$—	$—
Pre-stabilized assets [4]	—	N/A [5]	14,337	30,969	—	45,306
Development and redevelopment projects	718,900	N/A 5	7,100	27,800	—	753,800
Total Costs to Date	$718,900	N/A 5	$21,437	$58,769	$—	$799,106

Debt (Pro-Rata)	$1,050,689	$79,887	$8,098	$38,006	$151,971	$1,328,651

_________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Fund’s Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point.
4.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Amounts omitted as only remaining asset is City Point.

Selected Financial Ratios
Supplemental Report – March 31, 2024	(in thousands, except per share amounts)

	Quarter Ended March 31,					Quarter Ended
COVERAGE RATIOS [1]	2024		2023		LEVERAGE RATIOS	March 31, 2024		December 31, 2023
Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$44,310		$38,240		Debt + Preferred Equity (Preferred OP Units)	$1,336,542		$1,452,214
Interest expense	9,452		11,653		Total Market Capitalization	3,175,714		3,163,226
Principal Amortization	2,442		877		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		Total Market Capitalization	42%		46%
Fixed-Charge Coverage Ratio - Core Portfolio	3.7	x	3.0	x

EBITDA divided by:	$51,882		$56,855		Net debt [6]	$1,320,824		$1,433,551
Interest expense	13,841		15,159		Total Market Capitalization	3,175,714		3,163,226
Principal Amortization	2,832		1,242		Net Debt + Preferred Equity/
Preferred Dividends	123		123		Total Market Capitalization	42%		45%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.1	x	3.4	x	Debt/EBITDA Ratios
					Core:
Payout Ratios					Debt	$944,643		$1,052,475
					Net debt [5]	932,734		1,036,837
Dividends declared (per share/OP Unit)	$0.18		$0.18		EBITDA	169,695		159,260
					EBITDA excluding Realized Gains (net of noncontrolling share)	153,719		154,624
Dividends (Shares) & Distributions (OP Units) declared	$20,021		$18,474		Debt/EBITDA - Core Portfolio	5.6	x	6.6	x
FFO	30,957		40,721		Debt/EBITDA excluding Realized Gains - Core Portfolio	6.1	x	6.8	x
FFO Payout Ratio [8]	65%		45%		Net Debt/EBITDA - Core Portfolio	5.5	x	6.5	x
					Net Debt/EBITDA excluding Realized Gains - Core Portfolio	6.1	x	6.7	x
AFFO [7]	37,265		36,274		Core and Funds:
AFFO Payout Ratio	54%		51%		Debt [4]	$1,328,651		$1,444,332
					Net debt [6]	1,312,933		1,425,669
FFO Before Special Items	36,966		40,655		EBITDA	199,983		201,570
FFO Before Special Items Payout Ratio	54%		45%		EBITDA excluding Realized Gains (net of noncontrolling share)	184,007		196,934
					Debt/EBITDA - Core and Funds	6.6	x	7.2	x
					Debt/EBITDA excluding Realized Gains - Core and Funds	7.2	x	7.3	x
					Net Debt/EBITDA - Core and Funds	6.6	x	7.1	x
					Net Debt/EBITDA excluding Realized Gains - Core and Funds	7.1	x	7.2	x

Selected Financial Ratios
Supplemental Report – March 31, 2024	(in thousands)

	EBITDA		ADJUSTED EBITDA
	EBITDA	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	March 31, 2024	December 31, 2023	March 31, 2024	December 31, 2023

Core EBITDA as reported	$44,310	$159,260	$44,310	$159,260
Add back: Stock-based compensation, net of employee equity elections	—	—	2,048	10,581
Subtract: Nonrecurring Termination Payment	(2,515)	—	(2,515)	—
	—	—	—	—
Subtotal	41,795	159,260	43,843	169,841

Annualized Core EBITDA	$167,180	$159,260	$175,372	$169,841
Add: Nonrecurring Termination Payment	2,515	—	2,515	—
Add: Employee election to receive equity in lieu of cash in Q1	—	—	1,890	—
Annualized Core EBITDA	169,695	159,260	179,777	169,841

Realized gain	3,994	4,636	3,994	4,636
Annualized realized gain	15,976	4,636	15,976	4,636
Annualized Core EBITDA excluding realized gains	153,719	154,624	163,801	165,205

Quarter Funds EBITDA as reported	7,572	42,310	7,572	42,310

Annualized Funds EBITDA	30,288	42,310	30,288	42,310

EBITDA Core and Funds	$199,983	$201,570	$210,065	$212,151

EBITDA Core and Funds excluding realized gains	$184,007	$196,934	$194,089	$207,515

Selected Financial Ratios
Supplemental Report – March 31, 2024	(in thousands)

Quarter Ended
Reconciliation of Core Portfolio Debt	March 31, 2024

Core Portfolio Debt per Debt Summary	$1,050,689
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	944,643

Fund Portfolio Debt per Debt Summary	277,962
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Fund Debt per EBITDA	384,008

Total Core and Fund Debt for purposes of computing Debt/EBITDA	$1,328,651

Selected Financial Ratios
Supplemental Report – March 31, 2024	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt in August 2022 associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

5. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. Reflects debt net of the current Core Portfolio cash balance at end of period.

8. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

Portfolio Debt – Summary
Supplemental Report – March 31, 2024	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$764,687	4.3%	2.6	$—	—%	—	$764,687	58%	4.3%	2.6	$—	$—	$764,687
Variable-Rate Debt [5]	—	—%	—	—	—%	—	—	—%	—%	—	—	—	—
								58%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	276,738	4.0%	2.9	185,619	5.4%	1.8	462,357	35%	4.6%	2.5	368,297	(149,384)	681,270
Variable-Rate Debt [5]	9,264	9.2%	0.4	92,343	8.1%	1.4	101,607	7%	8.2%	1.3	208,975	(22,076)	288,506
								42%

Total	$1,050,689	4.3%	2.7	$277,962	6.3%	1.7	$1,328,651	100%	4.7%	2.4	$577,272	$(171,460)	1,734,463

Unamortized premium							332						228
Net unamortized loan costs							(7,399)						(11,012)
Contingent loan obligation							15,061
Total							$1,336,645						$1,723,679

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Portfolio Debt – Detail
Supplemental Report – March 31, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2024	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt

Crossroads Shopping Center		$59,030	49.00%	$28,925	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		35,625	91.85%	32,722	N/A5	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
Georgetown Portfolio (2008 Investment)		14,314	50.00%	7,157	4.72%	12/10/27	None
State & Washington		21,214	100.00%	21,214	4.40%	09/05/28	None
North & Kingsbury		10,314	100.00%	10,314	4.01%	11/05/29	None
151 North State Street		12,114	100.00%	12,114	4.03%	12/01/29	None
Concord & Milwaukee		2,277	100.00%	2,277	4.40%	06/01/30	None
California & Armitage		2,115	100.00%	2,115	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		764,687	100.00%	764,687	N/A	Various
Secured interest rate swaps [1]		202,000	39.80%	80,400	N/A	Various

Sub-Total Fixed-Rate Debt		1,209,690		1,041,425	4.2%

Secured Variable-Rate Debt
Gotham Plaza		17,203	49.00%	8,430	SOFR+4.00%	06/04/24	None
Georgetown Portfolio (2016 Investment)		152,000	20.00%	30,400	SOFR+2.65%	11/06/26	2x12 mos.
3104 M Street [2]		4,174	20.00%	834	PRIME	01/01/27	2x12 mos.
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Secured interest rate swaps [1]		(202,000)	39.80%	(80,400)	N/A	Various

Unsecured Variable-Rate Debt
Unsecured Revolving Credit Facility [3]		114,687	100.00%	114,687	SOFR+1.45%	06/29/25	2x6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+1.60%	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+1.60%	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.95%	07/29/29	None
Unsecured interest rate swaps [1]		(764,687)	100.00%	(764,687)	N/A	Various

Sub-Total Variable-Rate Debt		21,377		9,264	9.2%

Total Debt - Core Portfolio		$1,231,067		$1,050,689	4.3%

Funds
Fixed-Rate Debt
2207 Fillmore Street [4]	Fund IV	$1,120	20.81%	$233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,306	20.81%	3,185	3.75%	06/01/26	None
Shoppes at South Hills [4]	Fund V	32,087	18.09%	5,804	5.95%	03/01/28	1 x 12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	36,000	20.10%	7,236	6.29%	06/01/28	None
Interest rate swaps [1]	Funds II, IV & V	662,026	24.65%	163,164	N/A	Various
Sub-Total Fixed-Rate Debt		772,478		185,619	5.4%

Variable-Rate Debt
Elk Grove Commons	Fund V	40,107	20.10%	8,061	SOFR+2.10%	07/08/24	1x6 mos.
Eden Square [4]	Fund IV	23,882	20.81%	4,969	SOFR+2.35%	09/01/24	None
Hickory Ridge	Fund V	27,338	20.10%	5,495	SOFR+2.00%	10/05/24	None
Tri-City Plaza [4]	Fund V	38,066	18.09%	6,886	SOFR+2.00%	10/18/24	1x12 mos.
Lincoln Commons	Fund V	37,987	20.10%	7,635	SOFR+1.80%	10/24/24	None
Landstown Commons	Fund V	59,559	20.10%	11,971	SOFR+1.80%	10/24/24	None
Palm Coast Landing	Fund V	25,722	20.10%	5,170	SOFR+1.86%	11/01/24	None
Frederick Crossing [4]	Fund V	23,502	18.09%	4,251	SOFR+1.75%	12/02/24	1x12 mos.
Plaza Santa Fe	Fund V	22,894	20.10%	4,601	SOFR+2.00%	12/20/24	None
Paramus Plaza [4]	Fund IV	28,003	11.56%	3,237	SOFR+2.36%	12/28/24	2x12 mos.
Frederick County Square [4]	Fund V	24,012	18.09%	4,344	SOFR+2.51%	01/01/25	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.56%	03/31/25	None
Midstate Mall	Fund V	44,553	20.10%	8,955	SOFR+2.50%	04/28/25	2x12 mos.

Portfolio Debt – Detail
Supplemental Report – March 31, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2024	Percent	Amount	Rate	Maturity Date	Options

New Towne Center	Fund V	16,262	20.10%	3,269	SOFR+2.20%	05/01/25	1x12 mos.
Fairlane Green	Fund V	32,105	20.10%	6,453	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,381	20.10%	5,705	SOFR+2.30%	06/15/25	1x12 mos.
City Point [4]	Fund II	137,485	58.10%	79,887	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union [4]	Fund IV	1,350	20.81%	281	SOFR+2.25%	10/01/25	None
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Hiram Pavilion	Fund V	27,553	20.10%	5,538	SOFR+2.30%	03/05/26	1x12 mos.
2208-2216 Fillmore Street [4]	Fund IV	5,286	20.81%	1,100	SOFR+2.25%	06/01/26	None
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	43,400	20.10%	8,723	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza [4]	Fund V	34,172	18.09%	6,183	SOFR+2.90%	03/21/27	None
La Frontera Village [4]	Fund V	55,500	18.09%	10,041	SOFR+2.61%	06/10/27	None
Family Center at Riverdale [4]	Fund V	38,500	17.97%	6,920	SOFR+2.46%	11/01/27	None
Mohawk Commons [4]	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None
Interest rate swaps [1]	Funds II, IV & V	(662,026)	24.65%	(163,164)	N/A	Various
Sub-Total Variable-Rate Debt		365,943		92,343	8.1%
Total Debt - Funds		1,138,421		277,962	6.3%
Total Debt - Core Portfolio and Funds		$2,369,488		$1,328,651	4.7%

_________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and actual locked base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional joint venture interests.
5.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. However, following the modification of the loan, the effective interest rate for GAAP purposes is anticipated to be zero.

Future Debt Maturities [1]
Supplemental Report – March 31, 2024	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$7,506	$75,416	$82,922	$6,499	$36,954	$43,453	5.15%	3.94%	9.32%
2025	2,536	174,687	177,223	2,238	174,687	176,925	3.94%	3.94%	N/A
2026	2,919	582,625	585,544	2,541	458,529	461,070	4.65%	4.65%	N/A
2027	2,766	216,711	219,477	2,453	200,887	203,340	4.23%	4.21%	8.50%
2028	1,833	67,862	69,695	1,833	67,862	69,695	4.49%	4.49%	N/A
Thereafter	2,497	93,709	96,206	2,497	93,709	96,206	4.76%	4.76%	N/A
Total	$20,057	$1,211,010	$1,231,067	$18,061	$1,032,628	$1,050,689

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$5,072	$330,613	$335,685	$972	$63,079	$64,051	4.50%	3.32%	7.53%
2025	3,047	429,752	432,799	586	142,110	142,696	6.93%	5.95%	8.18%
2026	2,721	66,043	68,764	503	13,377	13,880	5.85%	5.84%	8.07%
2027	2,519	169,059	171,578	464	31,413	31,877	7.14%	6.60%	8.07%
2028	350	129,245	129,595	66	25,392	25,458	5.93%	5.93%	N/A
Thereafter	—	—	—	—	—	—	N/A	N/A	N/A
Total	$13,709	$1,124,712	$1,138,421	$2,591	$275,371	$277,962

1.
Does not include any applicable extension options or subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps.

Future Debt Maturities – As Extended [1]
Supplemental Report – March 31, 2024	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$7,506	$75,416	$82,922	$6,499	$36,954	$43,453	5.15%	3.94%	9.32%
2025	2,536	60,000	62,536	2,238	60,000	62,238	3.99%	3.99%	N/A
2026	2,919	545,312	548,231	2,541	542,816	545,357	4.36%	4.36%	N/A
2027	2,766	187,401	190,167	2,453	181,201	183,654	4.24%	4.24%	N/A
2028	1,833	219,862	221,695	1,833	98,262	100,095	5.29%	5.29%	N/A
Thereafter	2,497	123,019	125,516	2,497	113,395	115,892	4.66%	4.64%	8.50%
Total	$20,057	$1,211,010	$1,231,067	$18,061	$1,032,628	$1,050,689

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$5,072	$202,017	$207,089	$972	$40,819	$41,791	4.06%	3.39%	7.60%
2025	3,047	184,427	187,474	586	38,337	38,923	6.62%	3.12%	8.04%
2026	2,721	303,847	306,568	503	110,586	111,089	6.52%	5.96%	7.91%
2027	2,519	228,776	231,295	464	43,416	43,880	6.60%	6.26%	7.80%
2028	350	131,543	131,893	66	27,936	28,002	6.82%	5.92%	9.08%
Thereafter	—	74,102	74,102	—	14,277	14,277	7.28%	5.95%	8.16%
Total	$13,709	$1,124,712	$1,138,421	$2,591	$275,371	$277,962

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps. Note that certain swaps (see Swap Interest Rate Summary) have expiration dates beyond the maturity of the Company’s variable rate debt.

.

Swap Interest Rate Summary [1]
Supplemental Report – March 31, 2024	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2024 (Remainder)	$—	—
2025	25,000	2.13%
2026	36,400	4.14%
2027	275,000	2.60%
2028	150,000	2.99%
2029	233,687	2.63%
2030	125,000	2.83%
2031	—	—
Total	$845,087	2.76%

Funds

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2024 (Remainder)	$40,496	1.20%
2025	23,334	3.44%
2026	24,034	4.10%
2027	15,070	3.39%
2028	7,173	3.80%
2029	53,057	3.40%
2030	—	—
2031	—	—
Total	$163,164	2.98%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Veronica Beard, St. Laurent	2011 2012	100.0%	40,384	—	—	40,384	58.9%	—%	—%	58.9%	58.9%	$6,242,524	$262.64
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	78.2%	—%	—%	78.2%	79.9%	1,825,668	43.94
Halsted and Armitage Collection (13 properties)	Serena and Lily, Faherty, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	2,665,119	50.08
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,146,138	33.79
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,749,189	42.04
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,931,746	46.22
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	474,323	36.08
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.5%	70.5%	70.5%	697,352	54.09
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	880,649	25.84
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	82.2%	5,251,599	37.79
				492,733	—	84,066	576,799	83.5%	—%	88.9%	84.3%	85.4%	25,437,306	52.33
New York Metro
Soho Collection (12 properties)	Zimmermann, Madewell, Faherty, Watches of Switzerland, ALC, Stone Island, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,094	—	—	36,094	74.4%	—%	—%	74.4%	100.0%	10,033,304	373.74
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	—%	—%	—%	—%	100.0%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	92.3%	—%	—%	92.3%	92.3%	1,473,833	272.38
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	322,294	92.88
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,085,445	94.27

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	481,687	32.49
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,847,097	111.13
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,037,059	129.86
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,114,907	27.46
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	859,826	423.35
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,462,073	177.92
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,285,105	44.14
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	95.3%	—%	—	95.3%	95.3%	5,295,126	109.32
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,572,528	475.58
Shops at Grand	Stop & Shop (Ahold), Starbucks	2014	100.0%	—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	3,563,628	35.69
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,931	25,931	—%	—%	68.0%	68.0%	76.4%	1,498,180	85.02
				171,028	86,950	136,323	394,301	87.9%	100.0%	93.9%	92.6%	97.7%	37,084,169	101.54
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,311,046	134.37
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,083,482	220.25
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,394,528	184.98
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	—	2012	100.0%	20,669	—	—	20,669	60.9%	—%	—%	60.9%	60.9%	788,372	62.61
14th Street Collection (3 properties)	Verizon	2021	100.0%	19,461	—	—	19,461	62.3%	—%	—%	62.3%	62.3%	1,023,344	84.41
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,908,157	35.39
M Street and Wisconsin Corridor (27 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Alo Yoga	2011 2016 2019	26.8%	260,385	—	—	260,385	89.5%	—%	—%	89.5%	94.3%	16,768,532	71.96
				300,515	25,134	32,533	358,182	85.8%	100.0%	88.5%	87.0%	90.5%	20,488,405	65.74
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,751	31,635	—	121,386	81.0%	100.0%	—%	86.0%	90.4%	4,343,965	41.63

Total Street and Urban Retail				1,078,834	143,719	252,922	1,475,475	85.0%	100.0%	91.6%	87.6%	90.6%	$92,060,948	$71.24

Acadia Share Total Street and Urban Retail				883,735	143,719	239,697	1,267,152	84.1%	100.0%	92.9%	87.5%	90.2%	$79,401,430	$71.57

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,438	143,969	—%	100.0%	88.3%	91.8%	91.8%	3,509,685	26.55
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	28.3%	80.4%	57.1%	78.3%	996,287	16.69

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	88.1%	88.1%	90.1%	2,656,662	34.61
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,554,346	29.16
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,049,928	35.12
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	108,801	311,528	—%	100.0%	70.2%	89.6%	92.2%	8,841,227	31.68
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	99.9%	2,270,376	9.22
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,280,620	34.06

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	79.1%	95.6%	95.6%	1,509,026	15.09

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	95.9%	98.9%	98.9%	2,111,087	9.80
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,274,230	22.86

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	89.9%	95.2%	97.7%	1,362,710	14.47

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	81.3%	91.1%	92.6%	3,056,075	14.22

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	94.5%	98.1%	98.1%	4,220,646	18.32

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	25,991	704,421	—%	89.7%	84.2%	89.5%	96.7%	10,778,568	17.10
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	98.1%	3,321,484	33.17
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	705,101	55.60

Pennsylvania
Mark Plaza	—	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	986,067	27.02
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,319,743	22.27

Total Suburban Properties				—	2,836,148	1,074,195	3,910,343	—%	95.9%	85.6%	93.1%	95.7%	$64,673,584	$19.11

Acadia Share Total Suburban Properties				—	2,732,757	1,018,706	3,751,464	—%	95.8%	86.5%	93.2%	95.8%	$60,164,558	$18.55

Total Core Properties				1,078,834	2,979,867	1,327,117	5,385,818	85.0%	96.1%	86.8%	91.6%	94.3%	$156,734,532	$33.51

Acadia Share Total Core Properties				883,735	2,876,476	1,258,404	5,018,615	84.1%	96.0%	87.7%	91.8%	94.4%	$139,565,988	$32.07

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio – Top Tenants [1]
Supplemental Report – March 31, 2024	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	5.5%
Royal Ahold [2]	3	155,461	3,430,677	2.6%	2.3%
TJX Companies [3]	9	252,043	3,105,924	4.3%	2.0%
Walgreens	4	68,393	2,887,312	1.2%	1.9%
PetSmart, Inc.	4	76,257	2,760,241	1.3%	1.8%
Lululemon	2	7,533	2,593,590	0.1%	1.7%
Trader Joe's	3	40,862	2,532,593	0.7%	1.7%
Fast Retailing [4]	2	32,013	2,450,038	0.5%	1.6%
Alo Yoga	2	22,566	2,421,292	0.4%	1.6%
Supervalu Inc. [5]	2	123,409	2,061,142	2.1%	1.4%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.3%
Tapestry [6]	2	4,250	1,788,909	0.1%	1.2%
Watches of Switzerland [7]	2	13,863	1,705,322	0.2%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
Gap [8]	2	37,895	1,363,165	0.6%	0.9%
The Home Depot	2	187,914	1,345,020	3.2%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
TD Bank	2	14,700	1,285,992	0.2%	0.8%
Michaels Stores, Inc.	2	45,285	1,283,810	0.8%	0.8%
TOTAL	57	1,706,594	$47,798,663	28.8%	31.5%

__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (Soho), Nordstrom Rack (State and Washington) and Vera Wang (991 Madison).
2.
Stop and Shop (3 locations)
3.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Old Navy (2 locations)

Core Portfolio – Lease Expirations
Supplemental Report – March 31, 2024	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	4,162	0.6%	$53.29	0.3%	—	—	—%	$—	—%
2024 (Remainder)	19	56,550	7.6%	68.49	5.8%	8	339,080	13.5%	11.67	10.3%
2025	25	97,484	13.1%	108.55	15.9%	9	376,598	15.0%	19.14	18.8%
2026	29	73,897	9.9%	143.27	15.9%	9	404,089	16.1%	9.94	10.5%
2027	16	26,520	3.6%	147.57	5.9%	5	155,675	6.2%	21.38	8.7%
2028	19	193,188	26.0%	65.22	18.9%	11	483,822	19.3%	12.43	15.7%
2029	20	50,477	6.8%	90.93	6.9%	9	314,894	12.6%	16.20	13.3%
2030	9	64,412	8.7%	67.24	6.5%	—	—	—%	—	—%
2031	7	41,177	5.5%	80.27	5.0%	2	50,566	2.0%	16.97	2.2%
2032	17	56,944	7.7%	111.05	9.5%	2	62,382	2.5%	12.53	2.0%
2033	20	42,859	5.8%	82.92	5.3%	2	81,217	3.2%	27.13	5.8%
Thereafter	6	35,396	4.8%	81.04	4.3%	5	237,330	9.5%	20.34	12.6%
Total	190	743,067	100.0%	$89.83	100.0%	62	2,505,653	100.0%	$15.28	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		140,669					115,907
Total Square Feet [2]		883,735					2,876,476

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	3	4,162	0.1%	53.29	0.2%
2024 (Remainder)	28	136,003	12.3%	24.47	9.6%	55	531,633	12.2%	20.99	8.0%
2025	35	108,129	9.8%	30.29	9.5%	69	582,211	13.4%	36.18	15.1%
2026	40	146,127	13.2%	26.30	11.1%	78	624,112	14.3%	29.56	13.2%
2027	36	141,240	12.8%	34.03	13.9%	57	323,435	7.4%	37.25	8.6%
2028	39	155,928	14.1%	36.81	16.6%	69	832,938	19.1%	29.23	17.4%
2029	17	46,714	4.2%	29.32	4.0%	46	412,085	9.5%	26.84	7.9%
2030	11	31,912	2.9%	36.54	3.4%	20	96,324	2.2%	57.07	3.9%
2031	14	81,633	7.4%	26.30	6.2%	23	173,376	4.0%	36.40	4.5%
2032	25	96,152	8.7%	32.98	9.2%	44	215,478	5.0%	47.69	7.4%
2033	21	85,791	7.8%	31.92	7.9%	43	209,867	4.8%	40.48	6.1%
Thereafter	16	73,773	6.7%	39.82	8.5%	27	346,500	8.0%	30.69	7.6%
Total	282	1,103,402	100.0%	$31.29	100.0%	534	4,352,122	100.0%	$32.07	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		155,002					411,578
Total Square Feet [2]		1,258,404					5,018,615

_________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Amounts

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – March 31, 2024

	Quarter Ended
	March 31, 2024
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2
GLA	3,460	3,460
New base rent	$40.04	$35.74
Previous base rent	$29.91	$30.90
Average cost per square foot	$49.36	$49.36
Weighted Average Lease Term (years)	10.0	10.0
Percentage growth in base rent	33.9%	15.7%

Renewal Leases
Number of renewal leases executed	20	20
GLA	184,391	184,391
New base rent	$22.53	$22.24
Expiring base rent	$20.47	$21.19
Average cost per square foot	$0.45	$0.45
Weighted Average Lease Term (years)	4.6	4.6
Percentage growth in base rent	10.1%	5.0%

Total New and Renewal Leases
Number of new and renewal leases executed	22	22
GLA commencing	187,851	187,851
New base rent	$22.85	$22.49
Expiring base rent	$20.64	$21.37
Average cost per square foot	$1.35	$1.35
Weighted Average Lease Term (years)	4.7	4.7
Percentage growth in base rent	10.7%	5.2%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Core Portfolio – Capital Expenditures
Supplemental Report – March 31, 2024

	Quarter to Date		Year to Date
	March 31, 2024	March 31, 2023	December 31, 2023
Leasing Commissions	$560	$1,507	$5,941
Tenant Improvements	1,212	4,805	10,594
Maintenance Capital Expenditures	1,640	690	8,618
Total Capital Expenditures	$3,412	$7,002	$25,153

Fund Overview
Supplemental Report – March 31, 2024

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V			Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012			Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million		$520.0	Million		$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million		$104.5	Million		$664.0	Million
Acadia's Pro-Rata Share	22.2%		61.7	% [2]	24.5%		23.1%			20.1%			31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%			36.1%			45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%			6.0%			6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$506.0	Million		$459.6	Million		$2,059.7	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million		$112.6	Million		$1,305.8	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		43.8%			24.5%			63.4%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$24.0	Million		$60.4	Million		$86.3	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$	N/A	Million	$	N/A	Million
Investment Period Closes	Closed		Closed		Closed		Closed			Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No			No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

Fund Overview
Supplemental Report – March 31, 2024

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyns II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $24.0 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	330,448	207,649	538,097	—%	100.0%	38.1%	76.1%	85.4%	$18,076,469	$44.13

Total - Fund II				—	330,448	207,649	538,097	—%	100.0%	38.1%	76.1%	85.4%	$18,076,469	$44.13

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,637	—	—	4,637	77.6%	—%	—%	77.6%	77.6%	$850,994	$236.58
Total - Fund III				4,637	—	—	4,637	77.6%	—%	—%	77.6%	77.6%	$850,994	$236.58

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,063,935	244.77
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,222,748	160.17

New Jersey
Paramus Plaza	Marshalls, Hobby Lobby, Skechers	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,262,289	21.25

BOSTON
Massachusetts
Restaurants at Fort Point	Santander Bank	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	199,500	140.00

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,168	229,171	—%	100.0%	81.9%	91.1%	98.6%	3,358,699	16.10

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	94,713	—	—	94,713	91.1%	—%	—%	91.1%	93.1%	3,223,337	37.34

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,183	—	—	7,183	77.5%	—%	—%	77.5%	77.5%	665,709	119.62

Total - Fund IV				142,910	258,542	284,571	686,023	78.3%	100.0%	84.5%	89.1%	91.9%	$16,389,112	$26.82

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	86.2%	95.7%	95.7%	$4,097,104	$19.10

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,617	211,617	—%	—%	89.7%	89.7%	89.7%	4,365,051	22.99
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,500	330,930	534,430	—%	85.0%	90.7%	88.5%	88.8%	6,645,117	14.04

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,410,631	12.65
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	100.0%	100.0%	100.0%	5,326,056	19.71

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	88.1%	93.7%	94.8%	7,696,127	15.47

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,798	302,738	—%	100.0%	82.5%	90.0%	92.0%	3,915,091	14.36

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	134,837	388,616	—%	77.2%	62.2%	72.0%	96.9%	5,958,609	21.31

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	71.7%	46.1%	67.0%	76.1%	3,941,442	11.49
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,464	399,338	—%	100.0%	89.9%	98.3%	99.5%	5,583,596	14.23

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,418,808	11.89

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,525	461,995	—%	100.0%	79.9%	88.3%	90.8%	5,621,839	13.78

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	147,764	394,502	—%	100.0%	59.8%	84.9%	84.9%	6,567,224	19.60

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	95.8%	96.8%	97.2%	7,603,810	20.66

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,526,270	21.19
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	98.5%	4,948,622	20.95

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,757,107	12.59

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	84.8%	96.8%	97.6%	4,382,333	9.76

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,419	351,988	—%	100.0%	90.8%	94.3%	94.7%	5,908,583	17.80
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	100.0%	4,702,846	13.04

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	100.0%	100.0%	100.0%	5,327,348	22.01

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,673	140,802	372,475	—%	100.0%	94.5%	97.9%	97.9%	4,023,618	11.03

Total - Fund V				—	4,368,643	3,389,264	7,757,907	—%	95.3%	87.7%	92.0%	94.3%	$111,727,231	$15.66

TOTAL FUND PROPERTIES				147,547	4,957,633	3,881,484	8,986,664	78.3%	95.8%	84.8%	90.8%	93.6%	$147,043,806	$18.02

Acadia Share of Total Fund Properties				34,013	1,084,045	828,715	1,946,772	78.3%	96.5%	80.2%	89.2%	92.7%	$35,706,097	$20.56

__________

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
4.
Property also includes 93,259 sf of office space.

Fund Lease Expirations
Supplemental Report – March 31, 2024	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2024 (Remainder)	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.6%	164,531	115.36	1.6%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	6.4%	1,155,166	75.54	11.0%	—	—	—%	—	—	—%
2028	1	552	0.2%	107,618	195.00	1.0%	1	306	34.7%	75,845	247.85	36.3%
2029	1	580	0.2%	89,140	153.75	0.8%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	20.0%	42,148	238.21	20.2%
2031	—	—	—%	—	—	—%	1	226	25.6%	55,503	245.31	26.6%
2032	4	78,364	32.9%	1,201,752	15.34	11.4%	1	173	19.7%	35,338	203.68	16.9%
2033	3	18,877	7.9%	871,403	46.16	8.3%	—	—	—%	—	—	—%
Thereafter	8	122,856	51.6%	6,911,577	56.26	65.8%	—	—	—%	—	—	—%
Total	21	237,947	100.0%	$10,501,188	$44.13	100.0%	4	883	100.0%	$208,834	$236.58	100.0%

		74,651	Total Vacant [2]					255	Total Vacant [2]
		312,597	Total Square Feet [2]					1,138	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	4	1,536	0.1%	$29,701	$19.33	0.1%
2024 (Remainder)	6	15,687	13.6%	392,456	25.02	12.0%	—	—	—%	—	—	—%
2025	6	2,098	1.8%	481,612	229.54	14.7%	171	378,820	27.4%	5,494,380	14.50	25.3%
2026	8	13,469	11.7%	251,251	18.65	7.7%	93	121,975	8.8%	2,324,384	19.06	10.7%
2027	11	7,812	6.8%	221,636	28.37	6.8%	93	208,404	15.1%	2,825,569	13.56	13.0%
2028	8	5,608	4.9%	173,319	30.91	5.3%	88	165,694	12.0%	3,167,814	19.12	14.6%
2029	5	16,125	14.0%	356,203	22.09	10.9%	54	134,751	9.7%	1,942,631	14.42	8.9%
2030	1	346	0.3%	16,278	47.00	0.5%	34	81,525	5.9%	1,193,740	14.64	5.5%
2031	8	14,337	12.4%	372,500	25.98	11.4%	32	75,446	5.5%	1,117,089	14.81	5.1%
2032	7	25,319	21.9%	614,515	24.27	18.8%	35	69,198	5.0%	1,171,894	16.94	5.4%
2033	5	12,850	11.1%	292,137	22.73	8.9%	32	61,018	4.4%	1,156,934	18.96	5.3%
Thereafter	3	1,749	1.5%	98,702	56.43	3.0%	25	84,354	6.1%	1,301,329	15.43	6.0%
Total	68	115,400	100.0%	$3,270,610	$28.34	100.0%	661	1,382,722	100.0%	$21,725,465	$15.71	100.0%

		16,290	Total Vacant [2]					118,624	Total Vacant [2]
		131,691	Total Square Feet [2]					1,501,346	Total Square Feet [2]

__________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Development and Redevelopment Activity
Supplemental Report – March 31, 2024

					Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range			Estimated Total Range
CORE

Development:
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	$9.6	$7.6	$17.2	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
City Center	100.0%	San Francisco, CA	2024/2025	241,000	155.0	52.5	207.5	2.5	-	5.5	210.0	-	213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	6.7	148.4	18.3	-	28.3	166.7	-	176.7
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	29.1	0.5	29.6	TBD	-	TBD	TBD	-	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	14.8	4.5	19.3	1.5	-	4.5	20.8	-	23.8
Mad River	100.0%	Dayton, OH	TBD	TBD	14.3	0.4	14.7	1.5	-	1.9	16.2	-	16.6
840 N. Michigan Avenue	91.9%	Chicago, IL	TBD	87,000	152.3	—	152.3	TBD	-	TBD	TBD	-	TBD
664 N. Michigan Avenue	100.0%	Chicago, IL	TBD	18,000	87.2	—	87.2	TBD	-	TBD	TBD	-	TBD
Brandywine Holdings	100.0%	Wilmington, DE	TBD	96,000	24.0	0.1	24.1	TBD	-	TBD	TBD	-	TBD
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	18.6	—	18.6	TBD	-	TBD	TBD	-	TBD
Total Core Redevelopment					$637.0	$64.7	$701.7	$23.8		$40.2	$413.7		$430.1

Total Core Development and Redevelopment					$646.6	$72.3	$718.9	$23.8		$40.2	$413.7		$430.1

FUNDS

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	TBD	TBD	$3.0	$4.1	$7.1	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.9	27.8	TBD	-	TBD	TBD	-	TBD
Total Funds Development and Major Development					$29.9	$5.0	$34.9	$—		$—	$—		$—

Total Core and Funds Development and Major Redevelopment					$676.5	$77.3	$753.8	$23.8		$40.2	$413.7		$430.1

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2024/2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2024/2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2024/2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2024/2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2024	7,634

Important Notes
Supplemental Report – March 31, 2024

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of depreciable real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.